Exhibit 99.1

Fulcrum Therapeutics and Slate Medicines Announce Merger Agreement to

Advance Next-Generation Migraine Therapies

Combined company to operate as Slate Medicines and focus on advancing Slate’s portfolio of next-generation migraine therapeutics

Slate’s lead product candidate, SLTE-1009, is a clinical stage, potentially best-in-class subcutaneous anti-PACAP/VIP monoclonal antibody for the preventative treatment of migraine

Concurrent oversubscribed private placement financing of $245 million from a leading syndicate of healthcare investors anticipated to fund operations into 2029

Companies to hold conference call on August 17, 2026, at 8:00 a.m. ET

CAMBRIDGE, Mass., and RALEIGH, N.C. August 17, 2026 (GLOBE NEWSWIRE) – Fulcrum Therapeutics, Inc. (“Fulcrum”) (Nasdaq: FULC) and Slate Medicines, Inc. (“Slate”), a biotechnology company developing next-generation therapeutics for the treatment of migraine, announced today that they have entered into a definitive agreement to combine the companies in an all-stock transaction (the “Merger”). The resulting entity will focus on advancing Slate’s pipeline of potentially best-in-class therapeutics, including SLTE-1009, a clinical stage subcutaneous anti-PACAP/VIP monoclonal antibody for the prevention of migraine and other headache disorders. Upon completion of the merger, the combined company plans to operate under the name Slate Medicines, Inc. and is expected to trade on Nasdaq under the ticker symbol “SLTE.”

In support of the Merger, Slate has secured commitments for an oversubscribed concurrent private placement of $245 million from a syndicate of leading healthcare investors led by Frazier Life Sciences and including participation from Forbion, RA Capital Management, Deep Track Capital, Foresite Capital, OrbiMed, RTW Investments, and Mingxin Capital (the “Financing” and, together with the Merger, the “Transaction”). The combined company’s cash balance at closing is expected to fund Slate’s operations into 2029, support the advancement of SLTE-1009 through a Phase 1 healthy volunteer study and a Phase 2 dose-range finding study in migraine patients and advance Slate’s pipeline. The Financing is expected to close concurrently with the Merger, subject to the satisfaction of customary closing conditions. In addition, prior to closing of the Merger, Fulcrum expects to declare a cash dividend to the pre-merger Fulcrum stockholders equal to the amount by which Fulcrum’s net cash exceeds $20.3 million.

“Migraine remains one of the most prevalent and disabling neurological diseases, yet millions of patients continue to be underserved by existing therapies,” said Gregory Oakes, Chief Executive Officer of Slate Medicines. “This merger and the related financing are expected to provide the resources to advance SLTE-1009, along with the rest of our pipeline, through potentially meaningful clinical milestones.”

“Following our evaluation of strategic alternatives, we are pleased to announce this transaction with Slate, which we believe represents the best path forward for our stockholders and a compelling opportunity to participate in the development of a portfolio of next generation migraine therapeutics” said Alex C. Sapir, Fulcrum’s President and Chief Executive Officer.”

Slate is focused on advancing a pipeline of next-generation therapeutics focused on broadening the treatment paradigm for migraine and other headache disorders. Slate’s lead asset SLTE-1009 is a monoclonal antibody designed to bind both pituitary adenylate cyclase-activating peptide (“PACAP”) and vasoactive intestinal peptide (“VIP”), two neuropeptides with foundational roles in migraine pathophysiology, and offers the potential for enhanced efficacy relative to PACAP-only targeting therapeutics through more complete neutralization of the PACAP/VIP pathway. SLTE-1009 was engineered with half-life extension to enable subcutaneous dosing and potential for quarterly administration. The program has received clearance to enter Phase 1 clinical trials in Australia and initial pharmacokinetic and safety data is anticipated mid-year 2027. Slate is also developing SLTE-2100, a bispecific antibody targeting PACAP/VIP and calcitonin gene-related peptide (“CGRP”), currently in lead optimization. The program is expected to enter clinical trials in the second half of 2027 and is funded through a Phase 2a study in migraine patients. Slate is also developing an additional undisclosed program in the migraine space.

Slate is led by an experienced leadership team with deep expertise in migraine biology, drug development, and commercialization and includes Gregory Oakes, Chief Executive Officer; Neil Buckley, President and Chief Operating Officer; Dr. Roger Cady, Chief Medical Officer; and John Umstead, CPA, Chief Financial Officer. In addition to the executive leadership team Slate has built world-class Scientific and Clinical Advisory Boards, which include internationally recognized neurologists and headache researchers that will help shape Slate’s scientific and clinical strategy.

About the Proposed Merger

Under the terms of the merger agreement, the pre-Merger Fulcrum stockholders are expected to own 5.0% of the combined company and the pre-Merger Slate stockholders (inclusive of those investors participating in the pre-closing financing) are expected to own 95.0% of the combined company. The percentage of the combined company that Fulcrum’s stockholders will own as of the close of the Merger is subject to adjustment based on the amount of Fulcrum’s net cash at the closing date. Fulcrum is expected to contribute approximately $20.3 million in net cash to the combined entity and pay a cash dividend of an estimated $270.0 million immediately prior to the close of the Merger to pre-merger Fulcrum stockholders.

The Transaction has received unanimous support by the Board of Directors of both companies and is expected to close in the fourth quarter of 2026, subject to the satisfaction or waiver of certain customary closing conditions, including, among other things, approval by the stockholders of each company, the effectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) to register the securities to be issued in connection with the Transaction, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The combined company will operate as Slate Medicines, Inc. and be led by Gregory Oakes, Chief Executive Officer. Slate’s Board of Directors will serve as the board for the combined company and is expected to include Peter Kolchinsky, Managing Partner, RA Capital Management; Tim Lohoff, Principal, Forbion; Michael Rome, Managing Director, Foresite Capital; and Mark Hahn, former CFO of Verona Pharma (acquired by Merck).

Wedbush Securities Inc. is serving as exclusive financial advisor and Cooley LLP is serving as legal counsel to Slate. Leerink Partners is serving as exclusive financial advisor and Goodwin Procter LLP is serving as legal counsel to Fulcrum

Webcast Details

Members of the management team will discuss today’s announcement during the webcast, which begins at 8:00 a.m. ET. Listeners can register for the webcast via this link. A replay of the webcast will be available via the Investor Relations section of Fulcrum’s website at https://ir.fulcrumtx.com/events-and-presentations approximately two hours after the call’s conclusion.

About Slate Medicines

Slate Medicines is developing next-generation therapeutics designed to expand treatment options for migraine and other headache disorders. Slate’s mission is to offer migraine patients more complete freedom from their disease than is possible with the current standard of care. Slate is advancing a portfolio of potentially best-in-class therapeutics, led by SLTE-1009, a clinical stage anti-PACAP/VIP monoclonal antibody designed to enable subcutaneous, infrequent dosing. For more information, please visit www.slatemedicines.com.

About Fulcrum Therapeutics

Fulcrum Therapeutics is a clinical-stage biopharmaceutical company focused on developing small molecules to improve the lives of patients with rare hematological disorders. Fulcrum uses proprietary technology to identify drug targets that can modulate gene expression to treat the known root cause of genetically defined diseases. For more information, visit www.fulcrumtx.com and follow it on X (@FulcrumTx) and LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction involving Fulcrum and Slate, including the conditions to, and timing of, closing of the proposed transaction, the Board of Directors and management of the combined company, the percentage ownership of the combined company (which is subject to adjustment based on the amount of Fulcrum’s net cash as of the closing of the proposed transaction), the potential of Fulcrum stockholders to receive cash distributions (including the amount thereof), the parties’ ability to consummate the proposed transaction and Slate private placement financing, including the intended use of net proceeds from the Slate private placement financing and the expected timing of closing and completion of the private placement financing, the combined company’s expected cash runway and the sufficiency of the combined company’s cash to fund operations into 2029, the listing of the combined company’s shares on Nasdaq, the expectations surrounding the potential, safety, efficacy, and regulatory and clinical progress of Slate’s product candidates, including SLTE-1009, and anticipated milestones and timing, among others.

Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, risks with respect to: (i) the timely satisfaction of the conditions to the closing of the proposed transaction, including the failure to timely or at all obtain stockholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory clearances; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Fulcrum and Slate to consummate the proposed transaction; (iii) the ability of Fulcrum and Slate to integrate their businesses successfully and to achieve anticipated synergies; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (v) potential litigation relating to the proposed transaction that could be instituted against Fulcrum, Slate or their respective directors; (vi) possible disruptions from the proposed transaction that could harm Fulcrum’s and/or Slate’s respective businesses; (vii) the ability of Slate to retain, attract and hire key personnel; (viii) potential adverse reactions or changes to relationships with employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Fulcrum’s or Slate’s financial performance; (x) certain restrictions during the pendency of the proposed transaction that may impact Fulcrum’s or Slate’s ability to pursue certain business opportunities or strategic transactions; (xi) the combined company’s need for additional funding, which may not be available on favorable terms or at all; (xii) potential failure to identify additional product candidates and develop or commercialize marketable products; (xiii) the early stage of the combined company’s development efforts; (xiv) potential unforeseen events during clinical trials could cause delays or other adverse consequences; (xv) risks relating to the regulatory approval process; (xvi) interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; (xvii) the combined company’s product candidates may cause serious adverse side effects; (xviii) inability to maintain existing or future collaborations, or the failure of these collaborations; (xix) the combined company’s reliance on third parties, including for the manufacture of materials for research programs, preclinical and clinical studies; (xx) failure to obtain U.S. or international marketing approval; (xxi) ongoing regulatory obligations; effects of significant competition; (xxii) unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; (xxiii) product liability lawsuits; (xxiv) securities class action litigation; (xxv) the impact of general economic conditions on their respective business and operations, including the combined company’s preclinical studies and clinical trials; (xxvi) the possibility of system failures or security breaches; risks relating to intellectual property; (xxvii) significant costs incurred as a result of operating as a public company; (xxviii) the risk that, as a result of adjustments to the exchange ratio, Fulcrum stockholders and Slate stockholders could own less of the combined company than is currently anticipated, including as a result of the determination of Fulcrum’s net cash; (xxix) risks related to the market price of Fulcrum’s common stock relative to the value implied by the exchange ratio; (xxx) the risk that the concurrent private placement financing is not consummated; and (xxxi) such other factors as are set forth in Fulcrum’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Fulcrum’s Quarterly Report on Form 10-Q for the period ended June 30, 2026. Fulcrum and Slate can give no assurance that any or all of the conditions to the proposed transaction will be satisfied. Except as required by applicable law, Fulcrum and Slate undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed merger or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESS RELEASE IS TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Merger Will be Filed with the SEC

This press release is not a substitute for the registration statement or for any other document that Fulcrum may file with the SEC in connection with the proposed merger. In connection with the proposed merger between Fulcrum and Slate, Fulcrum intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Fulcrum. FULCRUM URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FULCRUM, SLATE, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Fulcrum with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger. In addition, investors and stockholders should note that Fulcrum communicates with investors and the public using its website (ir.fulcrumtx.com).

Participants in the Solicitation

Fulcrum, Slate and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed merger. Information about Fulcrum’s directors and executive officers, including a description of their interests in Fulcrum, is included in Fulcrum’s definitive proxy statement on Schedule 14A for its 2026 Annual Meeting of Stockholders as filed with the SEC, and in filings by such individuals on Form 4. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Fulcrum Therapeutics Investor & Media Contact:

Kevin Gardner

LifeSci Advisors, LLC

kgardner@lifesciadvisors.com

617-283-2856

Slate Medicines Corporate Communications Contact:

ICR Healthcare

slate@icrhealthcare.com